Exhibit 10.1

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of August 22, 20 !6, by and among SOLAR SOLUTIONS AND DISTRIBUTION, LLC, a Colorado limited liability company ("Lender"), and REAL GOODS SOLAR, INC., a Colorado corporation ("RGS"), RGS FINANCING, INC., a Colorado corporation ("RGSF"), REAL GOODS ENERGY TECH, INC., a Colorado corporation ("Real Goods Energy"), ALTERIS RENEW ABLES, INC., a Delaware corporation ("Aiteris") and REAL GOODS SYNDICATED, INC., a Delaware corporation ("Syndicated"), MERCURY ENERGY, INC., a Delaware corporation ("Mercury"), REAL GOODS SOLAR, INC. -MERCURY SOLAR, a New York corporation ("Mercury Solar"), ELEMENTAL ENERGY, LLC, a Hawaii limited liability company ("Elemental"), and SUNETRIC MANAGEMENT LLC, a Delaware limited liability company ("Sunetl"ic", and together with RGS, RGSF, Real Goods Energy, Alteris, Syndicated, Mercury, Mercury Solar, Elemental, and Sunetric individually and collectively, jointly and severally, the "Borrower").

1.	DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to a loan arrangement dated as of March 30, 2016, evidenced by, among other documents, that certain Amended and Restated Loan Agreement as first amended effective May 19, 2016 (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.	DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by: (i) the Collateral as described in the Loan Agreement; (ii) the "Intellectual Property Collateral," as such term is defined in that certain IP Agreement, dated as of September 26, 2013, by and between Lender, as successor-in-interest to Silicon Valley Bank, and Borrower; and (iii) the "Intellectual Property Collateral," as such term is defined in that certain IP Agreement, dated as of June 6, 2014, by and between Lender, as successor-in-interest to Silicon Valley Bank, and Borrower (together with any other collateral security granted to Lender, the "Security Documents").

3.	DESCRIPTION OF CHANGE IN TERMS.

a.	Modifications to Loan Agreement.

i.	The Loan Agreement shall be amended by deleting the subparagraphs numbered 2, 3 and 4 in the definition of Eligible Accounts in Section 13.1, Definitions, and replacing those subparagraphs in their entirety with the following:

SECOND LOAN MODIFICATION AGREEM ENT

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2. Cmmnercia! Retention for the Stockton School District Project	N/A >later of 10/l/16 or 270 days	100% 50%
	>later of I 1/30/16 or 360 days	0%

3.Spccific commercial receivables - Stockton Unified School District	N/A	100%
	>later of 10/1116 or 270 days	50%
	> later of 11130116 or 360 days	0%

4. Specific commercial receivable- Kona Resort	N/A >later of 10/l/16 or 270 days	100% 50%
	>later of 11130/16 or 360 days	0%

4.	CONSISTENT CHANGES. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5.	NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Lender with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Lender from any liability thereunder.

6.	CONTINUING VALIDITY. Except as expressly waived pursuant to this Loan Modification Agreement, the tet·ms of the Loan Documents shall remain unchanged and in fully force and effect. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Lender and Borrower to retain as liable parties all makers of the Loan Documents, unless the party is expressly released by Lender in writing. No maker will be released by virtue of this Loan Modification Agreement.

7.	JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference.

8.	NON-DISPARAGEMENT. Neither party shall disparage the other patiy's performance or otherwise take any action which could reasonably be expected to adversely affect such other party's personal or professional reputation or that of any of such other party's directors, officers, agents or employees. This provision shall survive termination of the Loan Agreement.

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SECOND LOAN MODIFICATION AGREEM ENT

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9.	COUNTERSIGNATURE. Upon mutual execution and exchange of this Loan Modification Agreement , this Loan Modification Agreement shall be effective as of Au gust 19, 2016

This Loan Modificati on Agreement is executed as of the date first written above.

BORROWERS

REAL GOODS ENERGY TECH, INC., REAL GOODS SYNDICATED, INC., REAL GOODS SOLAR, INC, ALTERIS RENEW ABLES, INC., MERCURY ENERGY, INC., ELEMENTAL ENERGY, INC., REAL GOODS SOLAR, INC.- MERCURY SOLAR, AND SUNETRIC MANAGEMENT, LLC

All of the above named entitled by each of their respective Chief Executive Officers

By:	/s/ Dennis Lacey

Name:	Dennis Lacey

Title:	Chief Executive Officer or each of the above named entities

LENDER:

SOLAR SOLUTIONS AND DISTRIBUTIONS, LLC

By:	/s/ DJ Alemayehu

Name:	DJ Alemayehu

Its duly authorized representative

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